UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12959 Coral Tree Place, Los Angeles, CA	90066-7020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2010, the Board of Directors of Stamps.com Inc. (the "Company") adopted a resolution (i) confirming the consistent interpretation of the Company's Bylaws that directors are elected by a plurality vote of the stockholders and (ii) providing that to the extent any provision of the Bylaws could be read to require a different voting arrangement, such provision shall be interpreted and amended to be consistent with such interpretation.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

3(ii).1	Resolution Amending Bylaws of Stamps.com Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

April 23, 2010	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride, Chief Executive Officer

Exhibit Index

Exhibit Number	Description

3(ii).1	Resolution Amending Bylaws of Stamps.com Inc.